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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    Form 8-K



                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 13, 2001
                                                -------------------------



                       Piedmont Natural Gas Company, Inc.
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             (Exact name of registrant as specified in its charter)



       North Carolina                1-6196                      56-0556998
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(State or Other Jurisdiction      (Commission                (I.R.S. Employer
     of Incorporation)            File Number)              Identification No.)


1915 Rexford Road, Charlotte, North Carolina                      28211
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  (Address of Principal Executive Offices)                      (Zip Code)


Registrant's Telephone Number, Including Area Code     (704) 364-3120
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        (Former Name or Former Address, if Changed Since Last Report.)





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Item 5.   Other Events


On December 13, 2001, Piedmont Natural Gas Company issued a press release to announce that its Board of Directors had elected Thomas E. Skains President and Chief Operating Officer effective at the Company's Annual Meeting of Shareholders on February 22, 2002. Mr. Skains has also been nominated to stand for election to the Board at the Annual Meeting. A copy of the Press Release is attached as an exhibit to this Form 8-K.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits
                  The following exhibit is filed herewith:

                  Exhibit No.      Description of Exhibit
                  -----------      ----------------------

                     99.1          Press Release Dated December 13, 2001




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Piedmont Natural Gas Company, Inc.
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                                           (Registrant)



                              By /s/ Barry L. Guy
                                 ---------------------------------
                                 Barry L. Guy
                                 Vice President and Controller
                                 (Principal Accounting Officer)

Date  December 21, 2001
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